Exhibit 99.1

Slide presentation to be used at analyst and shareholder meetings
Between August 11, 2004 and September 30, 2004

NYSE: RCI

FORWARD-LOOKING STATEMENTS Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

KEY INVESTMENT POINTS Correlation between quality care and financial results Predictable and recurring revenues Prudent capital structure and strong free cash flow Selective acquisition opportunities

RENAL CARE GROUP PROFILE Specialized provider of dialysis services Physician-driven heritage Strong regional market presence Conservative financial management Commitment to quality care drives value creation

DIALYSIS INDUSTRY

U.S. DIALYSIS PROVIDERS 300,000 patients 9% 18% 13% 3% 27% 15% 15% DaVita Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius Gambro

COMPANY INFORMATION

LOCATIONS 32 states Mid-size markets Outpatient Dialysis Centers University Affiliations Corporate Office Nashville, Tennessee

GROWTH STRATEGY Expand within existing footprint - Organic growth - De novo development - Selective acquisitions Affiliate with excellent physicians Adhere to core competencies

STRATEGIES FOR DELIVERING LONG-TERM EPS GROWTH Long-Term EPS Growth Target 15% Acquisitions Pricing Volume Share Repurchases

OPERATING STRATEGY

OPERATING STRATEGY Optimal care drives superior financial results Clinical objectives aligned with financial interests Medical Advisory Board sets best practices Benchmarking across the Company Continuously improving outcomes Above industry average clinical outcomes

KT/V LEVELS % of Patients with Kt/V > 1.4 1996 1997 1998 1999 2000 2001 2002 2003 Q1 04 Q2 04 70.8 64.7 80.9 74.3 81.7 79.8 84.5 83.1 84.9 84.3* *Does not include former NNA operations

HEMATOCRIT Patients with Hct > 33% Goal of 75% 1996 1997 1998 1999 2000 2001 2002 2003 Q1 04 Q2 04 53.2 56.2 71.8 65.9 75.5 72.7 77.8 76.6 76.2 78.1* *Does not include former NNA operations

HOSPITALIZATION Hospital Days / Patient / Year *Does not include former NNA operations ** Based on latest annual data - 2001 RCI "Rolling" Twelve Months 12.3* National Average** 14.5

MORTALITY RCI "Rolling" Twelve Months 21.7%* National Average** 23.3% *Does not include former NNA operations ** Based on latest annual data - 2001

CLINICAL INITIATIVES Options Education RightStart Nephrologist Primary Care Physician ESRD CKD Type of Patients Diabetic Hypertensive CKD Program Vascular Access Diet and B/P Control Reduce Mortality Physician Value- Added Services Productivity/Work Redesign Case Management - Diabetes - RightStart Transplant RCG Approach With Nephrologists - Awareness - Education

FINANCIAL INFORMATION

REVENUE TRENDS Revenue Per Treatment Four Quarter Rolling Revenue (Revenue in $ millions) $939 $964 $986 $1,005 $1,041 $787 $826 $864 $903 1Q 2Q 3Q 4Q 2002 303 305 307 294 286 291 299 1Q 2Q 3Q 4Q 2003 309 2Q03 2Q04 38% $247 $341 1Q 2004 313 2Q $1,135 314

PAYOR MIX Private Medicare 49% 4% 4% 43% Medicaid Acute Revenue

EARNINGS PER SHARE 2Q03* $0.34 $0.42 2Q04 23.5% 1996 $0.28 1997 $0.38 1998 $0.56 1999 $0.75 2000 $0.87 2001 $1.01 2002 $1.21 2004E $1.41* $1.69-1.76 All split-adjusted * Excluding the impact of retirement package of $0.07. 2003

CHALLENGES Medicare Managed Care Pricing Competition

PROPOSED MMA REGULATIONS Add-On and Other Factors ($0.08) - $0.05 Net Effect ($0.03) $0.05 Composite Rate 1.6% $0.05 Originally Anticipated Impact Per Share Potential 2005 Per Share Impact as Proposed

CORPORATE OBJECTIVES 2004 Revenues (in billions) $1.3 - $1.4 Earnings per share $1.69 - $1.76 Same-market treatment growth 4 - 6% Same-market revenue growth 5 - 7% Patients 30,000 - 31,000 Treatments (in millions) 4.1 - 4.3 Capital expenditures (in millions) $85 - $95 Acquisition target (patients) 1,000 - 1,500

FREE CASH PRIORITIES Share repurchase program De novo development

KEY INVESTMENT POINTS Correlation between quality care and financial results Predictable and recurring revenues Prudent capital structure and strong free cash flow Selective acquisition opportunities

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